SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

__________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  September 29, 2011

CITIZENS COMMUNITY BANCORP, INC.
(Exact name of registrant as specified in its charter)

Wisconsin
(State or other jurisdiction of incorporation)

001-33003	20-5120010
(Commission File Number)	(I.R.S. Employer I.D. Number)

2174 EastRidge Center, Eau Claire, Wisconsin	54701
(Address of Principal Executive Offices)	(Zip Code)

715-836-9994
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant's Business and Operations

Item 1.01.   Entry into a Material Definitive Agreement

Effective September 30, 2011, Citizens Community Bancorp, Inc. (the "Company") entered into a letter agreement (the "Letter Agreement") with Edward H. Schaefer, the Chief Executive Officer and President of the Company, amending the Employment Agreement entered into between the Company and Mr. Schaefer which was effective as of July 1, 2010.  Under the terms of the Employment Agreement, Mr. Schaefer's employment with the Company was to continue until December 31, 2012.  The Letter Agreement extends the term of Mr. Schaefer's employment with the Company until December 31, 2013.  A copy of the Letter Agreement is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Section 5 – Corporate Governance and Management

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of
                      Certain Officers; Compensatory Arrangements of Certain Officers

Effective as of September 29, 2011, the Board of Directors of the Company approved the appointment of Mark C. Oldenberg as the Company's new Chief Financial Officer.  As the Company's Chief Financial Officer, Mr. Oldenberg will serve as the Company's Principal Accounting Officer and Principal Financial Officer.  Mr. Oldenberg will commence his employment with the Company beginning Monday, October 3, 2011.  Effective as of Mr. Oldenberg's appointment as the Company's Chief Financial Officer, Rebecca L. Johnson, the Company's Controller, will resign as the Company's Principal Accounting Officer and Principal Financial Officer.  Ms. Johnson will remain with the Company as its Controller.

Mr. Oldenberg, age 41, brings over 16 years of banking and finance experience to the Company.  Mr. Oldenberg joins the Company from Security Financial Bank of Durand, Wisconsin where he served as its Chief Financial Officer and Chief Risk Officer from March 2008 to September 2011. Prior to joining Security Financial Bank, Mr. Oldenberg served as the Chief Financial officer of Fidelity National Bank in Medford, Wisconsin from December 2002 through March 2008. Mr. Oldenberg also served as Vice President and Controller of Heritage Bank in Spencer, Wisconsin from May 1999 through December 2002.

There was no arrangement or understanding between Mr. Oldenberg and any other person pursuant to which Mr. Oldenberg was selected to serve as Chief Financial Officer of the Company. There are no family relationships between Mr. Oldenberg and any director or executive officer of the  Company. There has been no transaction, nor are there any proposed transactions, between the Company and Mr. Oldenberg that would require disclosure pursuant to item 404(a) of SEC Regulation S-K.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)     Exhibits

The following exhibit is filed herewith:

Exhibit 99.1 – Letter Agreement by and between Edward H. Schaefer and Citizens Community Bancorp, Inc. dated effective as of September 30, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS COMMUNITY BANCORP, INC.
Date:  October 3, 2011
BY /s/ Edward H. Schaefer
      Edward H. Schaefer, Chief Executive Officer